Exhibit 10.7

EXECUTION VERSION

FOURTH AMENDMENT

TO FIRST LIEN CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Fourth Amendment”) is dated as of June 30, 2017 (the “Fourth Amendment Effective Date”) and is entered into by and among Sterling Midco Holdings, Inc., a Delaware corporation (the “Borrower”), Sterling Intermediate Corp., a Delaware corporation (“Holdings”), the Subsidiary Guarantors, KeyBank National Association as the administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), each of the Lenders party to the First Lien Credit Agreement immediately prior to this Fourth Amendment, consenting to the amendments requiring their consent herein (each, a “Consenting Lender” and, collectively, the “Consenting Lenders”), the Lender (the “Replacement Lender”) replacing each of the Lenders, party to the First Lien Credit Agreement immediately prior to this Fourth Amendment, which are not consenting to the Maturity Extension described below (each, a “Non-Consenting Lender” and, collectively, the “Non-Consenting Lenders”), the Fourth Amendment Additional Term Loan Lenders and the Fourth Amendment Additional Revolving Lenders set forth on the signature pages hereto, and is made with reference to that certain FIRST LIEN CREDIT AGREEMENT dated as of June 19, 2015 (as amended by the First Amendment to First Lien Credit Agreement, dated as of January 27, 2016, the Second Amendment to First Lien Credit Agreement, dated as of July 27, 2016 (as amended by the Amendment to Second Amendment to First Lien Credit Agreement, dated as of January 23, 2017), and the Third Amendment to the First Lien Credit Agreement, dated as of March 24, 2017, and as further modified, supplemented, amended, restated (including any amendment and restatement thereof), extended or renewed from time to time prior to the date hereof, the “First Lien Credit Agreement”) by and among the Borrower, Holdings, the Subsidiary Guarantors, the Lenders from time to time party thereto, the Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the First Lien Credit Agreement after giving effect to this Fourth Amendment. The provisions of Section 1.02 of the First Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

RECITALS

Fourth Amendment Additional Term Loans:

WHEREAS, the Borrower has requested that certain Fourth Amendment Additional Term Loan Lenders make Incremental Term Loans in an aggregate principal amount of $155,000,000 on the Fourth Amendment Effective Date (the “Fourth Amendment Additional Term Loans”) in order to enable the Borrower (a) to repay outstanding Second Lien Term Loans under the Second Lien Credit Agreement, (b) to repay outstanding Revolving Credit Loans, (c) to pay related fees and expenses, (d) to satisfy general corporate purposes and (e) to pay certain fees, costs and other expenses in connection with the transactions and the other agreements contemplated by this Fourth Amendment;

WHEREAS, subject to the terms and conditions of the First Lien Credit Agreement, and pursuant to Section 2.14 thereof, and except as expressly otherwise set forth herein, immediately after giving effect to this Fourth Amendment, the Fourth Amendment Additional Term Loans shall be on the same terms as, and shall constitute part of the same Class as, the Term Loans outstanding immediately prior to the Fourth Amendment Effective Date, and such Fourth Amendment Additional Term Loans shall be “Term Loans” for all purposes of and under the First Lien Credit Agreement;

WHEREAS, the Fourth Amendment Additional Term Loan Lenders are willing to provide the Fourth Amendment Additional Term Loans to the Borrower on the Fourth Amendment Effective Date on the terms and subject to the conditions set forth herein and in the First Lien Credit Agreement;

Fourth Amendment Additional Revolving Commitments

WHEREAS, the Borrower has requested that certain Fourth Amendment Additional Revolving Lenders make a Revolving Commitment Increase in an aggregate principal amount of $15,000,000 on the Fourth Amendment Effective Date (the “Fourth Amendment Additional Revolving Commitments”) in order to enable the Borrower to satisfy its ongoing working capital requirements and for general corporate purposes;

WHEREAS, subject to the terms and conditions of the First Lien Credit Agreement, and pursuant to Section 2.14 thereof, and except as expressly otherwise set forth herein, immediately after giving effect to this Fourth Amendment, the Fourth Amendment Additional Revolving Commitments shall be on the same terms as, and shall constitute part of the same Class as, the Revolving Credit Commitments outstanding immediately prior to the Fourth Amendment Effective Date, and such Fourth Amendment Additional Revolving Commitments shall be “Revolving Credit Commitments” for all purposes of and under the First Lien Credit Agreement;

WHEREAS, the Fourth Amendment Additional Revolving Lenders are willing to provide the Fourth Amendment Additional Revolving Commitments to the Borrower on the Fourth Amendment Effective Date on the terms and subject to the conditions set forth herein and in the First Lien Credit Agreement;

Required Lender Amendments:

WHEREAS, the Borrower has requested that the Required Lenders agree to consent to the amendments to the First Lien Credit Agreement set forth in Exhibit A attached hereto (other than the amendments contained in the definition of “Maturity Date” in Section 1.01 of the First Lien Credit Agreement (the “Maturity Extension”)) (collectively, the “Required Lender Amendments”);

WHEREAS, subject to the conditions contained herein, each Consenting Lender that executes and delivers a signature page to this Fourth Amendment will thereby agree to the terms of this Fourth Amendment and the amendments contemplated hereby;

WHEREAS, the Consenting Lenders are willing to amend the First Lien Credit Agreement on the terms and subject to the conditions set forth herein and constitute the Required Lenders in accordance with Section 3.07(d)(iii) of the First Lien Credit Agreement;

Maturity Extension Amendments:

WHEREAS, the Borrower has requested that each of the Lenders directly and adversely affected by the Maturity Extension, as set forth in Exhibit A attached hereto, agree to consent to such amendment as provided for herein;

WHEREAS, subject to the conditions contained herein, each Consenting Lender and the Replacement Lender that executes and delivers a signature page to this Fourth Amendment will thereby agree to the terms of this Fourth Amendment and the Maturity Extension;

WHEREAS, the Borrower is electing to replace each Lender that holds a Term Loan and/or Revolving Credit Commitment immediately prior to the effectiveness of this Fourth Amendment that is not consenting to the Maturity Extension, pursuant to Section 3.07 of the First Lien Credit Agreement;

WHEREAS, the Consenting Lenders constitute the Required Lenders in accordance with Section 3.07(d)(iii) of the First lien Credit Agreement;

WHEREAS, the Borrower has agreed to pay each Consenting Lender a consent fee (“Consent Fees”) equal to 0.125% of the stated principal amount of such Consenting Lender’s Term Loans and/or Revolving Credit Commitments outstanding on the Fourth Amendment Effective Date, prior to giving effect to the Fourth Amendment Additional Term Loans and the Fourth Amendment Additional Revolving Commitments; and

WHEREAS, by signing this Fourth Amendment, the Borrower, the Administrative Agent, the Consenting Lenders and the Replacement Lender have consented to the amendments to the First Lien Credit Agreement described in Section 2.1 below.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. CONSTRUCTION

1.1 Definitions.

As used in this Fourth Amendment (including the recitals hereof), the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“Fourth Amendment Additional Revolving Lender” has the meaning set forth in Section 4.1.

“Fourth Amendment Additional Term Loan Lender” has the meaning set forth in Section 3.1.

“Fourth Amendment Arrangers” means Goldman Sachs Lending Partners LLC, JPMorgan Chase Bank, N.A., Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets and ING Capital LLC.

“Fourth Amendment Transactions” means, collectively, the transactions and the other agreements contemplated by this Fourth Amendment and, in each case, the payment of fees, premiums, expenses and other transaction costs incurred in connection therewith (including funding any “original issue discount” or other upfront fees, as applicable).

SECTION II. AMENDMENTS TO FIRST LIEN CREDIT AGREEMENT

2.1 Amendments to First Lien Credit Agreement.

2.1.1 The First Lien Credit Agreement is hereby amended to delete the struck text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the First Lien Credit Agreement attached hereto as Exhibit A, except that any Schedule, Exhibit or other attachment to the First Lien Credit Agreement not amended pursuant to the terms of this Amendment or otherwise included as part of said Exhibit A shall remain in effect without any amendment or other modification thereto.

2.1.2 Notwithstanding the requirements contained in Section 2.02(a) of the First Lien Credit Agreement with respect to the minimum advance notice required for Borrowings of Eurocurrency Rate Loans, the Administrative Agent and each Fourth Amendment Additional Term Loan Lender hereby consents and agrees that any Borrowing of Eurocurrency Rate Loans that are Incremental Term Loans on the Fourth Amendment Effective Date may be made upon the Borrower’s irrevocable notice to the Administrative Agent not later than 11:00 A.M. one Business Day prior to the requested date of such Borrowing.

2.2 Schedules.

To make the schedules to the First Lien Credit Agreement true, correct and complete as of the date hereof Schedule 1.01A to the First Lien Credit Agreement is hereby amended and supplemented as set forth on the correspondingly numbered schedule attached hereto.

2.3 Fourth Amendment Effective Date.

On the Fourth Amendment Effective Date, the Borrower shall pay accrued but unpaid interest on the Term Loans up to the Fourth Amendment Effective Date in accordance with the terms of the First Lien Credit Agreement and each Consenting Lender agrees to waive any claim for compensation such Consenting Lender may otherwise be entitled to, pursuant to Section 3.05 of the First Lien Credit Agreement, for the prepayment of the Eurocurrency Rate Loans outstanding on the Fourth Amendment Effective Date.

2.4 Following the Fourth Amendment Effective Date.

On and from the Fourth Amendment Effective Date, subject to the terms of Section 2.02 of the First Lien Credit Agreement:

(i)	the Term Loans shall be Eurocurrency Rate Loans;

(ii)	the next Interest Payment Date for such Eurocurrency Rate Loans shall be on the last Business Day of September 2017.

SECTION III. PROVISIONS RELATING TO FOURTH AMENDMENT ADDITIONAL TERM LOANS

3.1 The Administrative Agent and each Lender named on Schedule I hereto as having a commitment in respect of the Fourth Amendment Additional Term Loans (each a “Fourth Amendment Additional Term Loan Lender”) to be made on the Fourth Amendment Effective Date hereby agree that:

3.1.1 Tranche. The Fourth Amendment Additional Term Loans shall be treated as the same Class, and are subject to the same terms, conditions, fees and documentation as the Initial Term Loans, the First Amendment Additional Term Loans and the Second Amendment Additional Term Loans for all purposes under the Loan Documents, as modified hereby. Unless the context shall otherwise require, the Fourth Amendment Additional Term Loan Lenders shall constitute “Term Lenders” and the Fourth Amendment Additional Term Loans shall constitute “Initial Term Loans” and “Term Loans”, in each case for all purposes of the First Lien Credit Agreement and the other Loan Documents. The Fourth Amendment Additional Term Loans shall be incurred pursuant to clause (d) of the definition of “Incremental Cap” in accordance with Section 2.14(b) of the First Lien Credit Agreement.

3.1.2 Maturity Date. Subject to the Maturity Extension, the maturity date for the Fourth Amendment Additional Term Loans shall be the same as the Maturity Date with respect to the Initial Term Loans, the First Amendment Additional Term Loans and the Second Amendment Additional Term Loans. The Weighted Average Life to Maturity of the Fourth Amendment Additional Term Loans is not shorter than the remaining Weighted Average Life to Maturity of the Initial Term Loans, the First Amendment Additional Term Loans and the Second Amendment Additional Term Loans.

3.1.3 Interest Rate. The applicable rate for the Fourth Amendment Additional Term Loans shall be the same as the Applicable Rate with respect to the Initial Term Loans, the First Amendment Additional Term Loans and the Second Amendment Additional Term Loans. The applicable margin for the Fourth Amendment Additional Term Loans, the Initial Term Loans, the First Amendment Additional Term Loans and the Second Amendment Additional Term Loans shall be as specified in the First Lien Credit Agreement as modified by this Fourth Amendment.

3.1.4 No Additional Covenants or Events of Default. Except with respect to the obligation to repay the Fourth Amendment Additional Term Loans as and when specified in the First Lien Credit Agreement (as modified by this Fourth Amendment), the Fourth Amendment Additional Term Loans are not entitled to any additional covenants or undertakings by the Loan Parties, nor do they impose any additional restrictions or events of default on the Loan Parties.

3.1.5 Funding Losses. Pursuant to Section 3.05 of the First Lien Credit Agreement, the Borrower shall be obligated to pay to the Lenders all amounts, if any, owing under Section 3.05 of the First Lien Credit Agreement on account of the borrowing of the Fourth Amendment Additional Term Loans, including without limitation, arising out of the reallocation of Term Loans that are LIBOR Loans among the Term Loan Lenders (including each Fourth Amendment Additional Term Loan Lender).

SECTION IV. PROVISIONS RELATING TO FOURTH AMENDMENT ADDITIONAL REVOLVING COMMITMENTS

4.1 The Administrative Agent and each Lender named on Schedule I hereto as having a commitment in respect of the Revolving Commitment Increase (a “Fourth Amendment Additional Revolving Lender”) to be made on the Fourth Amendment Effective Date hereby agree that:

4.1.1 Tranche. The Fourth Amendment Additional Revolving Commitments shall be treated as the same Class, and are subject to the same terms, conditions, fees and documentation as the Existing Revolving Commitments and the Second Amendment Additional Revolving Commitments for all purposes under the Loan Documents, as modified hereby. Unless the context shall otherwise require, the Fourth Amendment Additional Revolving Lenders shall constitute “Revolving Lenders” and the Fourth Amendment Additional Revolving Commitments shall constitute “Revolving Commitments”, in each case for all purposes of the First Lien Credit Agreement and the other Loan Documents.

4.1.2 Reallocation. The Revolving Credit Loans and L/C Credit Extensions outstanding on the Fourth Amendment Effective Date shall be reallocated among the Revolving Credit Lenders (including each Fourth Amendment Additional Revolving Lender) on the same basis that Revolving Credit Loans and L/C Credit Extensions are allocated between Revolving Credit Lenders pursuant to Sections 2.01(b) and Section 2.03(a), taking into account the Fourth Amendment Additional Revolving Lenders and their Revolving Credit Commitments set forth in Schedule 1.01A (as amended and supplemented hereby).

4.1.3 Maturity Date. Subject to the Maturity Extension, the maturity date for the Fourth Amendment Additional Revolving Commitments shall be the same as the Maturity Date with respect to the Existing Revolving Commitments and the Second Amendment Additional Revolving Commitments.

4.1.4 Interest Rate. The applicable rate for loans made under the Fourth Amendment Additional Revolving Commitments shall be the same as the Applicable Rate with respect to loans made under the Existing Revolving Commitments and the Second Amendment Additional Revolving Commitments. The commitment fee for the Fourth Amendment Additional Revolving Commitments shall be the same as the commitment fee with respect to the Existing Revolving Commitments and the Second Amendment Additional Revolving Commitments.

4.1.5 No Additional Covenants or Events of Default. Except with respect to the obligation to repay loans made under the Fourth Amendment Additional Revolving Commitments as and when specified in the First Lien Credit Agreement, the Fourth Amendment Additional Revolving Commitments are not entitled to any additional covenants or undertakings by the Loan Parties, nor do they impose any additional restrictions or events of default on the Loan Parties.

4.1.6 Funding Losses. Pursuant to Section 3.05 of the First Lien Credit Agreement, the Borrower shall be obligated to pay to the Lenders all amounts, if any, owing under Section 3.05 of the First Lien Credit Agreement on account of the incurrence of the Fourth Amendment Additional Revolving Commitments, including without limitation, arising out of the reallocation of loans made under the Fourth Amendment Additional Revolving Commitments that are LIBOR Loans among the Revolving Credit Lenders (including each Fourth Amendment Additional Revolving Lender).

SECTION V. CONDITIONS TO EFFECTIVENESS

5.1 Conditions.

This Fourth Amendment shall become effective as of the first date that each of the following conditions precedent are satisfied or waived in accordance with the First Lien Credit Agreement:

5.1.1 Conditions Precedent to Effectiveness of the Required Lender Amendments. The Required Lender Amendments are subject to the satisfaction or waiver in accordance with Section 10.01 of the First Lien Credit Agreement of the following conditions precedent:

A. The Administrative Agent’s receipt of the following, each of which shall be originals or pdf copies or other facsimiles (followed promptly by originals) unless otherwise specified, each in form and substance reasonably satisfactory to the Administrative Agent:

1. counterparts of this Fourth Amendment duly executed by each Loan Party, the Administrative Agent, the Collateral Agent and the Lenders party hereto (which shall consist of the Required Lenders);

2. such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party, amendments or updates to the organizational documents, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Fourth Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Fourth Amendment Effective Date;

3. a legal opinion from Fried, Frank, Harris, Shriver & Jacobson LLP, New York and Delaware counsel to the Loan Parties;

4. a solvency certificate from the chief financial officer, chief accounting officer or other officer with equivalent duties of the Borrower (after giving effect to the Fourth Amendment Transactions) substantially in the form of Exhibit E-2 to the First Lien Credit Agreement with appropriate modifications to reflect the Fourth Amendment Transactions; and

5. a certificate, dated the Fourth Amendment Effective Date and signed by an Responsible Officer of the Borrower, confirming satisfaction of the conditions set forth in clause (ii) and (iii) below.

B. The representations and warranties of each Loan Party set forth in Article V of the First Lien Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the Fourth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

C. No Default or Event of Default under each of the First Lien Credit Agreement and the Second Lien Credit Agreement exists or shall result from the consummation of the Fourth Amendment Transactions.

D. Since December 31, 2016, there shall not have occurred any event, effect, change, circumstance or development that has had or would reasonably be expected to have a Material Adverse Effect.

E. All fees and expenses due to the Fourth Amendment Arrangers and the Administrative Agent required to be paid on the Fourth Amendment Effective Date (as separately agreed in writing) and, in the case of expenses, to the extent a reasonably detailed invoice has been delivered to the Borrower at least three Business Days before the Fourth Amendment Effective Date, shall have been paid.

F. The Fourth Amendment Arrangers (to the extent reasonably requested in writing at least ten (10) Business Days prior to the Fourth Amendment Effective Date) shall have received, at least three (3) Business Days prior to the Fourth Amendment Effective Date, all documentation and other information required by Governmental Authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act.

G. Prior to or substantially concurrently with the Fourth Amendment all obligations under the Second Lien Credit Agreement and related credit documents shall have been repaid in full and the Second Lien Credit Agreement and related credit documents shall have been terminated and all related commitments and all guarantees and liens, if any, in connection therewith shall been released, discharged and terminated on or prior to the Fourth Amendment Effective Date in a manner reasonably satisfactory to the Administrative Agent, the Fourth Amendment Arrangers and the Borrower.

SECTION VI.

6.1.1 Conditions Precedent to Effectiveness of the Fourth Amendment Additional Term Loans. This Fourth Amendment and the obligations of the Fourth Amendment Additional Term Loan Lenders to provide the Fourth Amendment Additional Term Loans are subject to the satisfaction or waiver by the Fourth Amendment Arrangers of the following conditions precedent:

A. Each of the conditions set forth in Section 5.1.1 above shall be satisfied.

B. the Administrative Agent’s receipt of the Committed Loan Notice duly executed by the Borrower.

C. The Administrative Agent’s receipt of counterparts of this Fourth Amendment duly executed by each Loan Party, the Administrative Agent, the Collateral Agent, the Fourth Amendment Additional Term Loan Lenders and the Fourth Amendment Additional Revolving Lenders each of which shall be originals or pdf copies or other facsimiles (followed promptly by originals) unless otherwise specified, each in form and substance reasonably satisfactory to the Administrative Agent.

6.1.2 Conditions Precedent to Effectiveness of the Maturity Extension. The Maturity Extension is subject to the satisfaction or waiver in accordance with Section 10.01 of the First Lien Credit Agreement of the following conditions precedent:

A. Each of the conditions in Section 5.1.1 above shall have been satisfied.

B. The Administrative Agent shall have received a counterpart signature page of this Fourth Amendment, executed each Loan Party, the Administrative Agent, the Collateral Agent and the Lenders party hereto (which shall consist of all Consenting Lenders and the Replacement Lender).

SECTION VII. REPRESENTATIONS AND WARRANTIES.

7.1 In order to induce the Lenders to enter into this Fourth Amendment and to amend the First Lien Credit Agreement in the manner provided herein, each Loan Party represents and warrants to each Lender that, as of the Fourth Amendment Effective Date that, both before and after giving effect to this Fourth Amendment, the following statements are true and correct in all material respects:

7.1.1 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform its obligations under this Fourth Amendment. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Fourth Amendment and to authorize the transactions contemplated hereby. This Fourth Amendment has been duly executed and delivered on behalf of each Loan Party hereto. This Fourth Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

7.1.2 No Legal Bar; Approvals. The execution, delivery and performance of this Fourth Amendment and the transactions contemplated hereby (i) will not violate, or conflict with, any Requirement of Law or any Contractual Obligation of Holdings or any of its Restricted Subsidiaries except such violations or conflicts as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law, any Organizational Documents of Holdings or any of its Restricted Subsidiaries or any Contractual Obligation of Holdings of or any of its Restricted Subsidiaries (other than Liens permitted under the First Lien Credit Agreement), except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) will not violate, or conflict with, the Organizational Documents of Holdings or any of its respective Restricted Subsidiaries. Each of Holdings and each of its Restricted Subsidiaries is in compliance with all Requirements of Law, except such non-compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

7.1.3 No Governmental Approval. No Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Fourth Amendment, except (i) Governmental Approvals, consents, authorizations, filings and notices that have been obtained or made and are in full force and effect and (ii) those, the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION VIII. ACKNOWLEDGMENT AND CONSENT

8.1 Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the First Lien Credit Agreement and this Fourth Amendment and consents to the amendment of the First Lien Credit Agreement effected pursuant to this Fourth Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

8.2 Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Fourth Amendment.

8.3 Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Fourth Amendment, such Guarantor is not required by the terms of the First Lien Credit Agreement or any other Loan Document to consent to the amendments to the First Lien Credit Agreement effected pursuant to this Fourth Amendment and (ii) nothing in the First Lien Credit Agreement, this Fourth Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the First Lien Credit Agreement.

8.4 Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies, reaffirms and grants such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Fourth Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.

SECTION IX. MISCELLANEOUS

9.1 Notice. This Fourth Amendment shall constitute notice by the Borrower to the Administrative Agent for purposes of Section 3.07(a) of the First Lien Credit Agreement.

9.2 Effect on the First Lien Credit Agreement. (x) Except as provided hereunder, the execution, delivery and performance of this Fourth Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under any Loan Document and (y) this Fourth Amendment shall be deemed to be a “Loan Document” as defined in the First Lien Credit Agreement.

9.3 Reference to and Effect on the First Lien Credit Agreement and the Other Loan Documents.

9.3.1 On and after the Fourth Amendment Effective Date, each reference in the First Lien Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the First Lien Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the First Lien Credit Agreement shall mean and be a reference to the First Lien Credit Agreement as amended by this Fourth Amendment.

9.3.2 Except as specifically amended by this Fourth Amendment, the First Lien Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

9.3.3 The execution, delivery and performance of this Fourth Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the First Lien Credit Agreement or any of the other Loan Documents.

9.4 Incorporation. The provisions of Section 10.11, 10.15, 10.16 and 10.20 of the First Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

STERLING MIDCO HOLDINGS, INC.,
as Borrower
STERLING INTERMEDIATE CORP.,
as Holdings
STERLING INFOSYSTEMS HOLDINGS, INC.
STERLING INFOSYSTEMS, INC.
EMPLOYEESCREENIQ, INC.
TALENTWISE, INC.
ABSO
THE PREMIER COMPANY
BISHOPS SERVICES, INC.
SCREENING INTERNATIONAL LLC
AMERICAN BACKGROUND INFORMATION SERVICES, INC.
UNISOURCE SCREENING & INFORMATION, INC.
STERLING INFOSYSTEMS – OHIO, INC.

By:	/s/ Daniel O’Brien
Name:	Daniel O’Brien
Title:	Chief Financial Officer

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent and Collateral Agent

By:	/s/ Alison M. Sammon
Name: Alison M. Sammon
Title: Director

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

FOURTH AMENDMENT ADDITIONAL

TERM LOAN LENDER:

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Thomas M. Manning
Authorized Signatory

Thomas M. Manning
Authorized Signatory

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

FOURTH AMENDMENT ADDITIONAL

REVOLVING LENDER:

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Thomas M. Manning
Authorized Signatory

Thomas M. Manning
Authorized Signatory

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

FOURTH AMENDMENT ADDITIONAL

REVOLVING LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Justin Kelley
Name:	Justin Kelley
Title	Executive Director

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

FOURTH AMENDMENT ADDITIONAL

REVOLVING LENDER:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
	Name:	Warren Van Heyst
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

FOURTH AMENDMENT ADDITIONAL

REVOLVING LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Alison M. Sammon
	Name:	Alison M. Sammon
	Title:	Director

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

FOURTH AMENDMENT ADDITIONAL

REVOLVING LENDER:

ING CAPITAL LLC

By:	/s/ Steven G. Fleenor
	Name:	Steven G. Fleenor
	Title:	Managing Director

By:	/s/ Ian B. Wong
	Name:	Ian B. Wong
	Title:	Director

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

Signature page to the Fourth Amendment to First Lien Credit Agreement dated as of the date first above written

GOLDMAN SACHS LENDING PARTNERS LLC, as a Replacement Lender

By:	/s/ Thomas M. Manning
Authorized Signatory

Thomas M. Manning
Authorized Signatory

Term Loans held by Goldman Sachs Lending Partners LLC as a Replacement Lender: $16,162,688.20

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

55 Loan Strategy Fund a series Trust of Multi Manager Global Investment Trust, as Term Lender
By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

55 Loan Strategy Fund Series 3 A Series Trust of Multi Manager Global Investment Trust, as Term Lender
By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

55 Loan Strategy Fund Series 4 a Series Trust of Multi Manager Global Investment Trust, as Term Lender
By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

ABR Reinsurance LTD., as Term Lender

By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Ace European Group Limited, as Term Lender

By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

ACE Property & Casualty Insurance Company, as Term Lender
By: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

ALM VI, Ltd., as Term Lender

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

ALM VII (R), Ltd., as Term Lender

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

ALM VII (R)-2, Ltd., as Term Lender

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

ALM VII, Ltd., as Term Lender

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

ALM VIII, Ltd., as Term Lender

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

ALM X, LTD., as Term Lender

By: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

ALM XI, Ltd., as Term Lender

By: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

ALM XII, Ltd., as Term Lender

By: Apollo Credit Management (CLO), LLC, as its Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

ALM XIV, LTD., as Term Lender

By: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.41

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

ALM XVI, LTD., as Term Lender

by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

ALM XVII, Ltd., as Term Lender

by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds, as Term Lender
By: Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

AMMC CLO 15, LIMITED, as Term Lender

BY: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

AMMC CLO 16, LIMITED, as Term Lender

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

AMMC CLO 17, LIMITED, as Term Lender

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

AMMC CLO 18, LIMITED, as Term Lender

By: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
	Name:	David Meyer
	Title:	Senior Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

AMMC CLO 20, LIMITED, as Term Lender

By: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
	Name:	David Meyer
	Title:	Senior Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

AMMC CLO XII, LIMITED, as Term Lender

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

AMMC CLO XIII, LIMITED, as Term Lender

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

AMMC CLO XIV, LIMITED, as Term Lender

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Anchorage Capital CLO 2012-1, Ltd., as Term Lender

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Anchorage Capital CLO 2013-1, Ltd., as Term Lender

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Anchorage Capital CLO 3, Ltd., as Term Lender

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Anchorage Capital CLO 5, Ltd., as Term Lender

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Anchorage Capital CLO 6, Ltd., as Term Lender

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Anchorage Capital CLO 7, Ltd., as Term Lender

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Aon Hewitt Group Trust - High Yield Plus Bond Fund, as Term Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Apollo Trading LLC as Term Lender

By:	/s/ Jennifer Koszta
	Name:	Jennifer Koszta
	Title:	AVP

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

AG Credit Investment, LLC, as Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Middle Market LLC, as Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Audax Credit BDC Inc., as Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Thorney Island Limited Partnership, as Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Audax Credit Opportunities (SBA), LLC, as Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Audax Senior Loan Insurance Fund SPV, LLC, as Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Audax Credit Strategies (SCS) SPV, LLC, as Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Audax Senior Debt (WCTPT) SPV, LLC, as Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Audax Credit Opportunities Offshore Ltd., as Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Audax Senior Loan Fund III SPV, LLC, as Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Audax Senior Loan Fund III (Offshore) SPV, Ltd., as Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

AVAW Loans Sankaty z.H. Internationale Kapitalanlagegesellschaft mbH, as Term Lender
By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Avery Point II CLO, Limited, as Term Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Avery Point III CLO, Limited, as Term Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Avery Point IV CLO, Limited, as Term Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Avery Point V CLO, Limited, as Term Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Avery Point VI CLO, Limited, as Term Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Avery Point VII CLO, Limited, as Term Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

BAIN CAPITAL CREDIT CLO 2016-2, LIMITED, as Term Lender
By: Bain Capital Credit CLO Advisors, LP ,as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Bain Capital Direct Lending 2015 (U), L.P., as Term Lender

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

BAIN CAPITAL SENIOR LOAN FUND (SRI), L.P., as Term Lender

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Bain Capital Senior Loan Fund Public Limited Company, as Term Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

BAIN CAPITAL SENIOR LOAN FUND, L.P., as Term Lender

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Baloise Senior Secured Loan Fund II, as Term Lender

By: Bain Capital Credit, LP, as Sub Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Baloise Senior Secured Loan Fund III, as Term Lender

By: Octagon Credit Investors, LLC as Sub Investment Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

55 Loan Strategy Fund Series 2 A Series Trust Of Multi Manager Global Investment Trust, as Term Lender

By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Credit Strategies Income Fund of BlackRock Funds II, as Term Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Debt Strategies Fund, Inc., as Term Lender

BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Defined Opportunity Credit Trust, as Term Lender
BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Floating Rate Income Strategies Fund, Inc., as Term Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Floating Rate Income Trust, as Term Lender

By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Funds II, BlackRock Floating Rate Income Portfolio, as Term Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio, as Term Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Limited Duration Income Trust, as Term Lender

BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Senior Floating Rate Portfolio, as Term Lender

By: BlackRock Investment Management, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Blue Cross of California, as Term Lender

By: Bain Capital Credit,LP, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Catholic Health Initiatives Master Trust, as Term Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Catlin Underwriting Agencies Limited for and on behalf of Syndicate 2003, as Term Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Bain Capital
	Name:	Bain Capital
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Cavalry CLO III, Ltd., as Term Lender

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Cavalry CLO IV, Ltd., as Term Lender

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

CDPQ American Fixed Income V inc. as Term Lender

By:	/s/ Jean-Pierre Jetté
	Name:	Jean-Pierre Jetté
	Title:	Senior Portfolio Director

By:	/s/ James B. McMullan
	Name:	James B. McMullan
	Title:	Senior Vice-President

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

CHI Operating Investment Program L.P., as Term Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Citi Loan Funding Corp 1 LLC, as Term Lender

By: Citigroup Financial Products Inc.,

By:	/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Citizens Bank, N.A., as Term Lender

By:	/s/ James Connolly
	Name:	James Connolly
	Title:	Analyst, Officer

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Consumer Program Administrators, Inc, as Term Lender

By: BlackRock Financial Management, Inc. its Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Covenant Credit Partners CLO II, Ltd., as Term Lender

By:	/s/ Chris Brogdon
	Name:	Chris Brogdon
	Title:	Assistant Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

CUTWATER 2015-I, LTD., as Term Lender

By:	/s/ Joe Nelson
	Name:	JOE NELSON
	Title:	AUTHORIZED SIGNATORY

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

EAF comPlan II - Private Debt, as Term Lender

By: Bain Capital Credit, LP, As Asset Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Elevation CLO 2013-1, Ltd., as Term Lender

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Elevation CLO 2014-2, Ltd., as Term Lender

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Elevation CLO 2014-3, Ltd., as Term Lender

By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Elevation CLO 2015-4, Ltd., as Term Lender

By: Arrowpoint Asset Management, LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Elevation CLO 2016-5, Ltd., as Term Lender

By: Arrowpoint Asset Management, LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Elevation CLO 2017-6, Ltd., as Term Lender

By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

FirstEnergy System Master Retirement Trust, as Term Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Fixed Income Opportunities Nero, LLC, as Term Lender

By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity), as Term Lender
BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Goldman Sachs Lending Partners LLC, as Revolving Lender

By:	/s/ Annie Carr
	Name:	Annie Carr
	Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

GOLDMAN SACHS LENDING PARTNERS LLC, as Term Lender

By:	/s/ Adam Savarese
	Name:	Adam Savarese
	Title:	Partner

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Hildene CLO I Ltd, as Term Lender

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ Scott Silvers
	Name:	Scott Silvers
	Title:	Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Hildene CLO II Ltd, as Term Lender

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ Scott Silvers
	Name:	Scott Silvers
	Title:	Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Hildene CLO III Ltd, as Term Lender

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ Scott Silvers
	Name:	Scott Silvers
	Title:	Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

HILDENE CLO IV, Ltd, as Term Lender

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ Scott Silvers
	Name:	Scott Silvers
	Title:	Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

ING CAPITAL LLC, as Term Lender and Revolving Lender

By:	/s/ Steven Fleenor
	Name:	Steven Fleenor
	Title:	Managing Director

For Lenders requiring a second signature block

By:	/s/ Ian Wong
	Name:	Ian Wong
	Title:	Director

The above-named Lender elects to:

OPTION A ☒ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Ironshore Inc., as Term Lender

BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

JMP CREDIT ADVISORS CLO IV LTD., as Term Lender
By: JMP Credit Advisors LLC, As Attorney-in-Fact

By:	/s/ Shawn S. O’Leary
	Name:	Shawn S. O’Leary
	Title:	Director

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

JMP CREDIT ADVISORS CLO III LTD., as Term Lender
By: JMP Credit Advisors LLC, As Attorney-in-Fact

By:	/s/ Shawn S. O’Leary
	Name:	Shawn S. O’Leary
	Title:	Director

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

JPMBI re Blackrock Bankloan Fund, as Term Lender

BY: BlackRock Financial Management Inc., as Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

KeyBank National Association, as Revolving Lender

By:	/s/ Gregory D. Caso
	Name:	Gregory D. Caso
	Title:	SVP

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Magnetite IX, Limited, as Term Lender

BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Magnetite VII, Limited, as Term Lender

BY: BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Magnetite VIII, Limited, as Term Lender

BY: BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Magnetite XI, Limited, as Term Lender

BY: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Magnetite XII, LTD., as Term Lender

BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Magnetite XIV, Limited, as Term Lender

By: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Magnetite XV, Limited, as Term Lender

By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Magnetite XVI, Limited, as Term Lender

By: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Magnetite XVII, Limited, as Term Lender

By: BLACKROCK FINANCIAL MANAGEMENT, INC., as Interim Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Magnetite XVIII, Limited, as Term Lender

By: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Nelder Grove CLO, Ltd., as Term Lender
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Douglas L. Winchell
	Name:	Douglas L. Winchell
	Title:	Officer

[For Lenders requiring a second signature block]

By:	N/A
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Tuolumne Grove CLO, Ltd., as Term Lender
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Douglas L. Winchell
	Name:	Douglas L. Winchell
	Title:	Officer

For Lenders requiring a second signature block

By:	N/A
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Lockwood Grove CLO, Ltd., as Term Lender
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Douglas L. Winchell
	Name:	Douglas L. Winchell
	Title:	Officer

For Lenders requiring a second signature block

By:	N/A
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Ocean Trails CLO IV, as Term Lender

By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Todd Solomon
	Name:	Todd Solomon
	Title:	Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Ocean Trails CLO V, as Term Lender

By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Todd Solomon
	Name:	Todd Solomon
	Title:	Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Ocean Trails CLO VI, as Term Lender

By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Todd Solomon
	Name:	Todd Solomon
	Title:	Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2012-2, Ltd., as Term Lender

By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2013-4, Ltd., as Term Lender

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2014-5, Ltd., as Term Lender

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2014-6, Ltd., as Term Lender

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2014-7, Ltd., as Term Lender

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2015-10, Ltd., as Term Lender

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2015-8, Ltd., as Term Lender

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2015-9, Ltd., as Term Lender

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2016-11, Ltd., as Term Lender

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2016-12, Ltd., as Term Lender

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2017-13, Ltd., as Term Lender

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners 25, Ltd., as Term Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners 26, Ltd., as Term Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners 27, Ltd., as Term Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners 28, Ltd., as Term Lender

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners 29, Ltd., as Term Lender

By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners 30, Ltd., as Term Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners XV, Ltd., as Term Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☑ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners XVI, Ltd., as Term Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners XVII, Ltd., as Term Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners XVIII, Ltd., as Term Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners XX, Ltd., as Term Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners XXI, Ltd., as Term Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners XXIII, Ltd., as Term Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Octagon Loan Funding, Ltd., as Term Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Octagon Paul Credit Fund Series I, Ltd., as Term Lender

BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Peaks CLO 2, Ltd, as Term Lender

By: 325 Fillmore LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Peaks CLO I, Ltd., as Term Lender

By: Arrowpoint Asset Management, LLC as Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Permanens Capital Floating Rate Fund LP, as Term Lender

BY: BlackRock Financial Management Inc., Its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Dryden XXVIII Senior Loan Fund, as Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Dryden 30 Senior Loan Fund, as Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Dryden 31 Senior Loan Fund, as Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Dryden 33 Senior Loan Fund, as Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Dryden 34 Senior Loan Fund, as Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Dryden 36 Senior Loan Fund, as Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Dryden 37 Senior Loan Fund, as Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Dryden 38 Senior Loan Fund, as Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Dryden 40 Senior Loan Fund, as Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Dryden 41 Senior Loan Fund, as Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Dryden 42 Senior Loan Fund, as Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Dryden 43 Senior Loan Fund, as Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Dryden 45 Senior Loan Fund, as Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Dryden 47 Senior Loan Fund, as Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Dryden 49 Senior Loan Fund, as Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income Fund, as Term Lender
By: PGIM, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust, as Term Lender
By: PGIM, Inc., as investment advisor

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Pramerica Loan Opportunities Limited, as Term Lender
By: PGIM, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[For Lenders requiring a second signature block]

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Race Point IX CLO, Limited, as Term Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Race Point VIII CLO, Limited, as Term Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Race Point X CLO, Limited, as Term Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

San Francisco City and County Employees’ Retirement System, as Term Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Sound Point CLO VI, Ltd., as Term Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Sound Point CLO VII, Ltd., as Term Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Sound Point CLO XII, Ltd., as Term Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Sound Point CLO XIV, Ltd., as Term Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Suzuka INKA, as Term Lender

By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Teachers Advisors, Inc., on behalf of TIAA CLO I, Ltd, as Term Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Teachers Advisors, Inc., on behalf of TIAA-CREF Bond Fund, as Term Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Teachers Advisors, Inc., on behalf of TIAA-CREF Bond Plus Fund, as Term Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Teachers Insurance and Annuity Association of America, as Term Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

TIAA CLO II LTD, as Term Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

TIAA Global Public Investments, LLC - Series Loan, as Term Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity), as Term Lender
BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

VENTURE XII CLO, Limited, as Term Lender

BY: its investment advisor
MJX Venture Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

VENTURE XIII CLO, Limited, as Term Lender

BY: its Investment Advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

VENTURE XIV CLO, Limited, as Term Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

VENTURE XV CLO, Limited, as Term Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Venture XVII CLO Limited, as Term Lender

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Venture XVIII CLO, Limited, as Term Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

VENTURE XX CLO, Limited, as Term Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Venture XXII CLO, Limited, as Term Lender

By: its investment advisor
MJX Venture Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Venture XXIV CLO, Limited, as Term Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Venture XXVII CLO, Limited, as Term Lender

By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Wellfleet CLO 2015-1, Ltd., as Term Lender

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Wellfleet CLO 2016-1, Ltd., as Term Lender

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Wellfleet CLO 2016-2, Ltd., as Term Lender

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

Wellfleet CLO 2017-1, Ltd., as Term Lender

By: Wellfleet Credit Partners, LLC
As Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

LENDER:

XL RE Europe SE, as Term Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO FOURTH AMENDMENT AND CONTINUATION OF TERM LOANS AND/OR REVOLVING CREDIT LOANS (CASHLESS ROLL): Consent and agree to this Fourth Amendment and continue as a Term Lender and/or Revolving Credit Lender under the First Lien Credit Agreement after giving effect to the Fourth Amendment.

OPTION B ☐ – CONSENT TO FOURTH AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Fourth Amendment and agree to sell all of its existing Term Loans and/or Revolving Credit Loans to Goldman Sachs as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase Term Loans and/or Revolving Credit Commitments post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs). Each Lender consenting to the Fourth Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Fourth Amendment to First Lien Credit Agreement]

Schedule I

Fourth Amendment Additional Term Loan Commitments

Fourth Amendment Additional Term Lender		Percentage
Goldman Sachs Lending Partners, LLC	$155,000,000	100%
Total:	$155,000,000.00	100%

Fourth Amendment Additional Revolving Commitments

Fourth Amendment Additional Revolving Lender		Percentage
Goldman Sachs Lending Partners, LLC	$4,950,000	33%
JPMorgan Chase Bank, N.A.	$3,750,000	25%
Credit Suisse AG, Cayman Islands Branch	$3,750,000	25%
KeyBank National Association	$1,800,000	12%
ING Capital LLC	$750,000	5%
Total:	$15,000,000.00	100%

Schedule 1.01A

Commitments

Existing Term Commitments -

Term Lender		Percentage
On file with the Administrative Agent	$500,000,000.00	On file with the Administrative Agent
Total:	$500,000,000.00	100%

Fourth Amendment Additional Term Loan Commitment -

First Amendment Additional Term Lender		Percentage
Goldman Sachs Lending Partners, LLC	$155,000,000	100%
Total:	$155,000,000.00	100%

Revolving Credit Commitments -

Revolving Credit Lender		Percentage
Goldman Sachs Lending Partners, LLC	$23,450,000	27.59%
Nomura Corporate Funding Americas, LLC	$13,500,000	15.88%
JPMorgan Chase Bank, N.A.	$3,750,000	4.41%
Credit Suisse AG, Cayman Islands Branch	$3,750,000	4.41%
KeyBank National Association	$24,800,000	29.18%
ING Capital LLC	$15,750,000	18.53%
Total:	$85,000,000.00	100%